ManpowerGroup First Quarter Results April 20, 2023 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic uncertainty, financial outlook, labor demand, geopolitical risk and uncertainty, the Company’s strategic initiatives and technology investments, and the future performance of our brands and businesses, including in certain regions and countries, that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Excludes the net impact of restructuring costs of $6.6M ($5.4M net of tax), while Q1 2022 excludes the net impact of integration costs of $3.7M ($2.9M net of tax) and loss on Russia disposition of $8M. EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Reported operating profit was $118M, and operating profit margin was 2.5%. On an adjusted basis, operating profit was $124M, and adjusted operating profit margin was 2.6%. As Reported As Adjusted Q1 Financial Highlights -8% -2% CC -8% -2% CC Revenue $4.8B 80 bps 80 bps Gross Margin 18.2% -15% -7% CC -18% -11% CC EBITA $127M ($133M as adjusted) -20 bps -30 bps EBITA Margin 2.7% (2.8% as adjusted) -10% -2% CC -14% -7% CC EPS $1.51 ($1.61 as adjusted) (2) (2) (1) Consolidated Financial Highlights ManpowerGroup 2023 First Quarter Results

EPS Bridge – Q1 vs. Guidance Midpoint ManpowerGroup 2023 First Quarter Results

Experis revenues decreased in the quarter as professional staffing demand softened across key markets Manpower had a modest organic CC revenue decline driven by manufacturing slowdowns in the U.S. and Europe RPO and MSP experienced revenue declines in the quarter as we anniversary significant growth in the prior year period Business line classifications can vary by entity and are subject to change as service requirements change. Talent Solutions reported modest organic CC decline which included strong growth in Right Management MANPOWER EXPERIS TALENT SOLUTIONS Business Line Revenue Q1 2023(1) vs. 2022 reported % vs. 2022 organic CC % ManpowerGroup 2023 First Quarter Results

Consolidated Gross Margin Change ManpowerGroup 2023 First Quarter Results

Trend (1) Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Total Gross Profit $863M Business Line Gross Profit – Q1 2023(1) ManpowerGroup 2023 First Quarter Results

Q1 2023 includes restructuring costs of $6.6M which consists of, $0.9M in the Americas, $0.3M in Southern Europe $2.5M in Northern Europe, $2.5M in APME, and $0.4M in Corporate (1) (15.4% CC) (15.5% CC) (14.6% CC) SG&A Expense Bridge – Q1 YoY (in millions of USD) ManpowerGroup 2023 First Quarter Results

As Reported As Adjusted Q1 Financial Highlights -10% -6% CC -10% -6% CC Revenue $1.1B -33% -30% CC -35% -32% CC OUP $49M ($50M as adjusted) -150 bps -170 bps OUP Margin 4.3% (4.4% as adjusted) Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Current period excludes the impact of restructuring costs of $0.9M. Prior year period excludes the impact of integration costs of $3.7M. (1) Americas Segment (24% of Revenue) ManpowerGroup 2023 First Quarter Results

Americas – Q1 Revenue Trend YoY ManpowerGroup 2023 First Quarter Results

As Reported Q1 Financial Highlights -6% -1% CC -2% OCC Revenue $2.1B -6% -1% CC -3% OCC OUP $90M 0 bps OUP Margin 4.3% Southern Europe Segment (43% of Revenue) Current period excludes the impact of restructuring costs of $0.3M. Excluding restructuring costs, adjusted OUP margin is 4.4%, representing an increase of 10 bps compared to the prior year period. (1) ManpowerGroup 2023 First Quarter Results

Impact reflects underlying business performance excluding France Talent Solutions acquisition. Impact reflects business performance after adjusting for loss of revenues due to Hungary sale. Southern Europe – Q1 Revenue Trend YoY ManpowerGroup 2023 First Quarter Results

As Reported As Adjusted Q1 Financial Highlights -12% -4% CC -3% OCC -12% -4% CC -3% OCC Revenue $968M 54% 108% CC 113% OCC -17% 4% CC 5% OCC OUP $5M ($8M as adjusted) +20 bps 0 bps OUP Margin 0.5% (0.8% as adjusted) Northern Europe Segment (20% of Revenue) Current period excludes the impact of restructuring costs of $2.5M. Prior year period excludes the loss on disposition of our Russia business of $5.8M. ManpowerGroup 2023 First Quarter Results (1)

(1) Impact reflects business performance after adjusting for loss of revenues due to Russia sale. Northern Europe – Q1 Revenue Trend YoY ManpowerGroup 2023 First Quarter Results

As Reported As Adjusted Q1 Financial Highlights -2% 7% CC -2% 7% CC Revenue $606M 12% 24% CC 25% 38% CC OUP $21M ($24M as adjusted) +40 bps +80 bps OUP Margin 3.5% (3.9% as adjusted) APME Segment (13% of Revenue) Current period excludes the impact of restructuring costs of $2.5M. ManpowerGroup 2023 First Quarter Results (1)

APME – Q1 Revenue Trend YoY ManpowerGroup 2023 First Quarter Results

Cash Flow Summary – YTD ManpowerGroup 2023 First Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2023 First Quarter Results

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 540 - Euro Notes - €400M 3.514% Jun 2027 430 - Revolving Credit Agreement 5.927% May 2027 - 600 Uncommitted lines and Other Various Various 19 331 Total Debt 989 931 (3) (1)(2) (4) (2) Debt and Credit Facilities – March 31, 2023 (in millions of USD) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.96 to 1 and a fixed charge coverage ratio of 5.44 to 1 as of March 31, 2023. (In the agreement, net debt is defined as total debt less cash in excess of $400M.) As of March 31, 2023, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of March 31, 2023 was $371.7M and subsidiary facilities accounted for $321.7M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock. ManpowerGroup 2023 First Quarter Results

EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Estimates are assuming FX rates of 1.092 for the Euro, 1.244 for the GBP and 0.0075 for JPY. Revenue Total Down 2-6% (Down 1-5% CC) Americas Down 8-12% (Down 4-8% CC) Southern Europe Down 3%/Up 1% (Down 1-5% CC) Northern Europe Down 4-8% (Down 3-7% CC) APME Flat/Up 4% (Up 4-8% CC) Gross Profit Margin 17.9 – 18.1% EBITA(1) Margin 2.7 – 2.9% Operating Profit Margin 2.5 – 2.7% Tax Rate 30.0% EPS $1.58 – $1.68 (unfavorable $0.03 currency) Second Quarter 2023 Outlook ManpowerGroup 2023 First Quarter Results

Q1 results reflect a challenging operating environment across the U.S. and Europe, partly offset by strength in APME and Latin America. Gross profit margin of 18.2%, up 80 basis points year over year, reflects margin discipline and improved business mix. We continue to execute our Diversification, Digitization and Innovation initiatives which will position us well for strong growth when demand improves. Ethisphere has recognized us as one of the World’s Most Ethical Companies for the 14th time, an industry leading achievement. Key Take Aways ManpowerGroup 2023 First Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q1 2023 ManpowerGroup 2023 First Quarter Results